UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2007

STAR RESORTS DEVELOPMENT INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-135050

(Commission File Number)

98-05211492

(IRS Employer Identification No.)

14 Rue de Malagny, 1196 Gland, Switzerland

(Address of principal executive offices and Zip Code)

41.79.297.8336

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 14, 2007, 2007 we appointed Enrique Abaroa Martinez as President, CEO, Treasurer, CFO and a director.

Mr. Martinez is President and Founder of Grupo Abarmar, a group of companies whose goal is to improve the environment, ecology and landscape in Mexico.

In 1998, Mr. Martinez received his International Business Bachelors Degree from the University of Kansas.

As of May 14, 2007 David Craven has resigned as our President, CEO, Treasurer and CFO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR RESORTS DEVELOPMENT INC.

/s/ David Craven

David Craven

Director

Date: May 16, 2007

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